ISI Prospectus | Royce Smaller-Companies Growth Fund
Royce Smaller-Companies Growth Fund

The Royce Fund

Supplement to the Investment, Service, and Institutional Class Shares Prospectus Dated May 1, 2014

Royce Value Fund

Royce Value Plus Fund

On April 22, 2015, the Board of Trustees of The Royce Fund approved name changes and investment policy changes for the Funds listed above. All of these changes will take effect on May 1, 2015. The investment policies and operations of each Fund will not change except as specifically described below.

Royce Value Plus Fund

Royce Value Plus Fund will be renamed Royce Smaller-Companies Growth Fund. The Fund will invest, under normal circumstances, at least 80% of its net assets in equity securities of companies with stock market capitalizations up to $7.5 billion.

April 28, 2015